Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Exhibit 10.22

COMMERCIAL MANUFACTURING SERVICES AGREEMENT

This Commercial Manufacturing Services Agreement (this “Agreement”), is entered into on November 3, 2017 (the “Effective Date”), by and between:

bluebird bio, Inc., a Delaware corporation having an office at 60 Binney Street, Cambridge, MA 02142, USA, hereinafter referred to as “BLUEBIRD”, and

Henogen SA (a subsidiary of the Novasep group), a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, BELGIUM, hereinafter referred to as “NOVASEP”.

BLUEBIRD and NOVASEP will be hereafter referred to separately as the “Party” and jointly as the “Parties”.

WHEREAS:

BLUEBIRD has engaged NOVASEP to provide, among other things, development services in certain projects relating to analytical methods transfer and validation, project start-up and fill/finish activities, and process transfer runs, and manufacturing services of Product (as defined below) for clinical supply, in each case, pursuant to that certain Development and Manufacturing Services Agreement, dated as of November 3, 2016 (“Clinical Supply Agreement”).

Pursuant to that certain letter of Agreement, dated as of November 3, 2016 (as extended from time to time, the “LOA”), and the Clinical Supply Agreement, BLUEBIRD has paid or shall pay to NOVASEP in accordance with the Clinical Supply Agreement the Second Milestone Fee (as defined in the Clinical Supply Agreement) in connection with the execution of this Agreement on the Effective Date. This Agreement shall constitute the Commercial Supply Agreement, as such term is used in the LOA and the Clinical Supply Agreement, with respect to BLUEBIRD’S engagement of NOVASEP to provide, among other things, manufacturing services of Product for commercial supply.

NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants herein contained, the adequacy of which Is acknowledged by each of the Parties, the Parties hereto agree as follows:

1.    DEFINITIONS.

“Additional Reservation” has the meaning given to such term in Section 3.5(a)(ii).

“Additional Reservation Extension” has the meaning given to such term in Section 3.5(a)(iii).

“Affiliate” means any company, corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls, is directly or indirectly controlled by, or is under the same control of any of the Parties, where control means the power, direct or indirect, to direct or cause the direction of the management and policies of such entity, whether by contract, through ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, the actual power to elect or direct the management or policies of such entity, through the by-laws of the aforementioned entities, by contract or otherwise.

“Applicable Law” means all ordinances, rules, regulations, laws, guidelines, guidances, requirements and court orders of any kind whatsoever of any government regulatory authority, as amended from time to time, including cGMP, applicable to the performance of either Party’s obligations under this Agreement.

“Auditor” has the meaning given to such term in Section 9.3(b).

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
“Balance” has the meaning given to such term in Section 3.6.

“Batch” means a [***]

“Batch Documentation” has the meaning given to such term in Section 5.2.

“Batch Record” means the production record pertaining to a specific Batch of Product, [***].

“Binding Forecast” has the meaning given to such term in Section 4.3(b).

“BLUEBIRD Affiliate” has the meaning given to such term in Section 2.6.

“BLUEBIRD Background Intellectual Property” has the meaning given to such term in Section 10.1.

“BLUEBIRD Data” means all data, methods and procedures owned or controlled by BLUEBIRD and provided to NOVASEP by or on behalf of BLUEBIRD to perform the Work, which shall be deemed BLUEBIRD’s Confidential Information.

“BLUEBIRD Improvements” has the meaning given to such term in Section 10.3.

“BLUEBIRD Parties” has the meaning given to such term in Section 11.1.

“Business Day” shall mean any calendar day except Saturday, Sunday or any day on which commercial banks in Boston, Massachusetts or Brussels, Belgium are authorized or required by law to remain closed.

“Certificate of Analysis” means a document signed by an authorized representative of NOVASEP, describing Specifications for, and testing methods applied to, Product, and the results of testing.

“Certificate of Compliance” means a document signed by an authorized representative of NOVASEP, certifying that a particular Batch was Manufactured In accordance with cGMP, all other Applicable Law, and the Specifications.

“Change Order” has the meaning given to such term in Section 2.3.

“cGMP” means current good manufacturing practices and regulations applicable to the Manufacture of Product, that are promulgated by any applicable governmental or regulatory authority, including but not limited to, the U.S. Food and Drug Administration in the United States, and the European Medicines Agency in the European Union.

“Clinical Supply Phase” means, the period from the Effective Date until the first grant of Marketing Authorization for a Drug Product.

“Confidential Information” means any and all commercial and technical information, including but not limited to documents, strategies, methods, procedures, know-how, trade secrets, pre-clinical and clinical test data, or technical or marketing Information, Including but not limited to BLUEBIRD Data and NOVASEP Data, regardless of method of storage, and copies thereof, disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) pursuant to this Agreement.

“Data Protection Laws” shall have the meaning as set forth in Section 12.2.

“Delivery Schedule” has the meaning given to such term in Section 4.3(a).

“Drug Product” means BLUEBIRD’s gene therapy drug product utilizing or incorporating a Product in its manufacturing process.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
“Facility” means the one or more facilities of NOVASEP identified in the applicable Work Order to be used for the Manufacture of Product, including the New Commercial Facility. As of the Effective Date, the Facility is anticipated to be the New Commercial Facility, in accordance with Section 3.4(a) with respect to the Manufacture of bulk Product, and the New Fill/Finish Solution, in the event the New Fill/Finish Solution is provided in accordance with Sections 3.4(b)(i) or (ii).

“Force Majeure” has the meaning given to such term in Section 18.2(a).

“Forecast” has the meaning given to such term in Section 4.3(b).

“IMPD” means the Investigational Medicinal Product Dossier applicable to the Product.

“Improvements” has the meaning given to such term in Section 10.1.

“Indemnitee” has the meaning given to such term in Section 11.3(a).

“Indemnitor” has the meaning given to such term in Section 11.3(a).

“Initial Reservations” has the meaning given to such term in Section 3.5(a)(i).

“Initiation” has the meaning given to such term in Section 2.7(b).

“Institut Pasteur Patents” means the patents and patent applications listed on Exhibit B, along with all other patent rights, including but not limited to continuations, continuations-in-part, divisionals, renewals, reissues, re-examinations, EP patent validations, or patent term extensions that claim priority in whole or in part to any such patents and patent applications.

“Intellectual Property” has the meaning given to such term in Section 10.1.

“JSC” has the meaning given to such term in Section 2.1.

“Manufacture” and “Manufacturing” means any steps, processes and activities necessary to produce Product, including [***].

“Manufacturing Process” means any and all processes and activities (or any step in any process or activity) used by NOVASEP to Manufacture Product, as evidenced in the Batch Documentation.

“Marketing Authorization” means the marketing authorizations submitted or granted, or expected to be submitted or granted, and required for the marketing and sale of any particular Product in the European Union, the European Economic Area or any country within the European Union or the European Economic Area as of the Effective Date and as may join the European Union or the European Economic Area following the Effective Date.

“Material” means materials, raw materials, substances, samples, compounds or intermediates supplied by or on behalf of BLUEBIRD to NOVASEP under this Agreement.

“Material Delivery Schedule” has the meaning given to such term in Section 6.1.

“Milestone Fee” has the meaning given to such term In the Clinical Supply Agreement.

“Minimum Purchase Compensation” has the meaning given to such term in Section 4.3(c).

“Minimum Purchase Requirement” has the meaning given to such term in Section 4.3(c).

“New Commercial Facility” has the meaning given to such term in Section 3.4(a).

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“New Fill/Finish Solution” has the meaning given to such term in Section 3.4(b).

“New Commercial Facility Availability” has the meaning given to such term in Section 2.7(b)(1).

“NOVASEP Background Intellectual Property” has the meaning given to such term in Section 10.1.

“NOVASEP Data” means any data, methods and procedures owned or controlled by NOVASEP and provided to BLUEBIRD by or on behalf of NOVASEP under this Agreement, which shall be deemed NOVASEP’s Confidential Information. For the sake of clarity, the Records shall not be NOVASEP Data.

“NOVASEP Improvements” has the meaning given to such term in Section 10.3.

“NOVASEP Parties” has the meaning given to such term in Section 11.2.

“Process Performance Qualification” or “PPQ” means the [***]

“Product” means [***].

“Production Quarter” shall mean a period of three (3) consecutive months, commencing on Initiation, and any period of three (3) consecutive months thereafter.

“Production Year” shall mean a period of twelve (12) consecutive months, commencing on Initiation, and each subsequent twelve (12) month period.

“Qualified Person” shall mean a qualified person in accordance with EU Directive 2001/83/EC, or as may be identified in the Quality Agreement.

“Quality Agreement” has the meaning given to such term in Section 2.5.

“Records” has the meaning given to such term in Section 7.1.

“Reservation Fee” has the meaning given to such term in Section 3.5(c)(i).

“Reservation Fee Supplement” has the meaning given to such term in Section 3.5(c)(ii).

“Reserved Production Capacity” shall mean the Initial Reservations, Additional Reservation and Additional Reservation Extension, if any.

“Specifications” means the list of tests, references to any analytical procedures and appropriate acceptance criteria which are numerical limits, ranges or other criteria for tests, described in order to establish a set of criteria to which Product at any stage of Manufacture should conform to be considered acceptable for its intended use that are agreed in writing between the Parties, as such specifications are amended or supplemented from time to time by the Parties in writing.

“Technology Transfer” means the transfer of documentation, specifications (including raw material specifications), process validation documents solely related to the Manufacturing Process and/or Product, and production process, and the furnishing of reasonable technical assistance to BLUEBIRD with respect to the foregoing by NOVASEP.

“Work” means the services to be performed by NOVASEP pursuant to this Agreement and as more particularly set forth in Work Orders pursuant to this Agreement.

“Work Order” means a written Work Order referencing this Agreement for the performance of Work by NOVASEP under this Agreement.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

2.JOINT STEERING COMMITTEE; ENGAGEMENT; MANUFACTURE OF PRODUCT

2.1    Joint Steering Committee. The Parties shall promptly establish and convene a joint steering committee (the “JSC”). The role of the JSC shall be the overall coordination and oversight of the Parties’ activities under this Agreement in an advisory capacity only. [***]

2.2    Engagement of NOVASEP. On the basis of the terms of this Agreement, NOVASEP shall provide services to BLUEBIRD following initiation pursuant to executed Work Orders from time to time, including [***]. No Work Order will be effective unless and until it has been agreed to and signed by authorized representatives of both Parties. Each fully signed Work Order will be subject to the terms and conditions of this Agreement. [***] In the event of contradictions or inconsistencies between this Agreement, the schedules attached hereto, Including the Quality Agreement, or any Work Order, the following order of precedence applies: (a) the main part of this Agreement, (b) the Quality Agreement (including its attachments and references), (c) the applicable Work Order, and (d) the other schedules attached hereto; provided, however, the Quality Agreement shall prevail over the main part of this Agreement in matters of determining the Specifications and other quality or process requirements applicable to Product or its Manufacture.

2.3    Modification of Work Orders. Any change of scope to an existing Work Order shall be subject to a written agreement of both Parties, such agreement including, as may be applicable to such Work Order, revised timelines, prices, Specifications, quality and/or regulatory requirements (“Change Order”). No Change Order will be effective unless and until it has been signed by authorized representatives of both Parties. Should BLUEBIRD request a change in the agreed packaging of a Product, or in the agreed Batch size(s), or in the agreed size of vials, any costs or expenses resulting therefrom, including additional manufacturing, handling, sampling, packaging or storage costs or expenses will be borne by BLUEBIRD.

2.4    Changes to Process; Specifications. Any change or modification to the Manufacturing Process or Specifications for any Product must be approved in advance by BLUEBIRD and will be made in accordance with the change control provisions of the Quality Agreement.

2.5    Quality Agreement. The Parties will also agree upon a Quality Agreement containing quality assurance provisions for the Manufacture of Product (the “Quality Agreement”), which is hereby incorporated by reference.

2.6    BLUEBIRD Affiliates. Subject to applicable technical, supply and regulatory approvals, any Affiliate of BLUEBIRD (a “BLUEBIRD Affiliate”) may directly engage NOVASEP to perform services on behalf of itself by executing a Work Order in accordance with Section 2.2; provided that BLUEBIRD shall have included each such BLUEBIRD Affiliates’ Manufacturing requirements to the Forecast in accordance with Section 4.3 and have indicated in such Forecast to which BLUEBIRD Affiliate each such Batch is assigned. [***]

2.7    Letter of Agreement; Initiation.

(a)    Effective upon the Effective Date, this Agreement hereby terminates the LOA in its entirety. For the avoidance of doubt, in the case of any inconsistency between the LOA and this Agreement, the terms of this Agreement shall control.

(b)    Following Initiation, the Parties may initiate services under this Agreement in accordance with Section 2.2. “Initiation” shall mean the earlier of:

(i)    A date identified by written notice from BLUEBIRD to NOVASEP at any time following BLUEBIRD’s receipt of written confirmation from NOVASEP of the availability of the

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
New Commercial Facility for starting a cGMP Batch of Product, together with reasonable supporting documentation (“New Commercial Facility Availability”); and

(ii)    A date mutually agreed to by the Parties in writing.

3.    FACILITY

3.1    Provision and Maintenance of Facility. NOVASEP shall make available to BLUEBIRD the Facility for [***].

3.2    Permits. NOVASEP shall obtain and maintain during the term of this Agreement, at its own expense, any Facility-related regulatory approvals and any other permits necessary for the performance of the Manufacturing services by NOVASEP under this Agreement, excluding the Marketing Authorizations and any other Product-specific approvals for which BLUEBIRD shall be responsible at BLUEBIRD’s expense. At BLUEBIRD’s request, NOVASEP shall provide BLUEBIRD with copies of all granted regulatory approvals and any other permits and submissions to regulatory and/or other governmental authorities related to the Manufacture of any particular Product. BLUEBIRD will have the right to use any and all information contained in such approvals or submissions in connection with its own applications for regulatory approval and/or commercial development of Product or Drug Product.

3.3    Changes to the Facility. NOVASEP will not change the location of the Facility or use any additional facility for the performance of the Work under this Agreement without at least [***] prior written notice to, and prior consent from, BLUEBIRD, which consent will not be unreasonably withheld or delayed (it being understood and agreed that BLUEBIRD may withhold consent pending satisfactory completion of a quality assurance audit and/or regulatory impact assessment of the new location or additional facility, as the case may be). All changes required of the Facility requested by BLUEBIRD in connection with the Manufacturing of the Products shall be discussed by the Parties and the Parties shall agree in writing to any such expenses to be charged separately. [***]

3.4    New Commercial Facility; New Fill/Finish Solution.

(a)    As of the Effective Date, NOVASEP is constructing a new commercial manufacturing facility, which the Parties anticipate will be the facility for purposes of the Manufacture of Product for BLUEBIRD’s commercial supply under this Agreement (the “New Commercial Facility”).

(b)    Notwithstanding the foregoing, as of the Effective Date, NOVASEP will construct a new commercial-scale fill/finish facility at the site of the New Commercial Facility (the “New Fill/Finish Solution”), which is anticipated to be ready for performance of fill/finish services no later than July 1, 2019. The Parties will negotiate in good faith the terms and conditions applicable to fill/finish of Batches produced hereunder, including any capacity reservation terms, which shall be subject to a separate Work Order under this Agreement; [***]

(c)    From time to time during the Term, NOVASEP shall promptly notify BLUEBIRD of available production capacity in any additional facilities suitable for the Manufacture of Products at the site of the New Commercial Facility. Such written notice shall include a description of the facility and production capacity, and, if applicable, anticipated construction and completion schedule. BLUEBIRD may respond to NOVASEP’s notice in writing within [***] days of its receipt of such notice, and the Parties may then negotiate in good faith a definitive written agreement for the terms and conditions applicable to the utilization of available production capacity.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
3.5    Reservation of Capacity.

(a)    General. Subject to BLUEBIRD’s timely payment of applicable amounts set forth in Section 3.5(c), BLUEBIRD may reserve, and NOVASEP shall maintain on behalf of BLUEBIRD, in the period from New Commercial Facility Availability until December 31, 2020, [***].

(b)    Production Quarter Output; Purchase Orders.

(i)    Purchase Order. BLUEBIRD shall issue to NOVASEP written purchase orders for the Manufacture of Products in accordance with the reservation provisions or Section 3.5(a), at the per Batch price as set forth on Exhibit A attached hereto (such price not inclusive or fill/finish of such Batch). Each such purchase order shall (A) reference this Agreement and the applicable Work Order, (B) identify the applicable Production Quarter and, if applicable, the desired start date of the Production Quarter, and (C) set forth the number of Batches of Product to be Manufactured with respect to such Production Quarter. [***]

(ii)    Output. [***]

(c)    Applicable Reservation Fees.

(i)    Initial Reservations and Additional Reservation. [***]

(ii)    [***]

    (d)    Creditability of Previously Paid Amounts.

[***]

(c)    For clarity, the reservation processes set forth in this Section 3.5 shall apply only through December 31, 2020.

3.6    Creditability of Milestone Fees. To the extent the Milestone Fees paid by BLUEBIRD to NOVASEP are not refunded to BLUEBIRD in accordance with Section 6 of the Clinical Supply Agreement or otherwise credited against services performed under the Clinical Supply Agreement, the balance of such creditable amounts (the “Balance”) is creditable against the cost of Manufacture of Product pursuant to this Agreement as follows:

[***]

3.7    Consultation. NOVASEP will permit BLUEBIRD or its duly authorized representatives to consult with NOVASEP during the performance of work under this Agreement, including the Manufacturing of any Batch of Product. NOVASEP also agrees that BLUEBIRD and its duly authorized agents will have reasonable access, during operational hours and during active Manufacturing as provided in this Section 3.7 and/or as may be provided in the Quality Agreement to observe performance of the Work and to inspect areas, equipment and materials of the Facility where Work is performed, where Materials are stored and procedures and data connected with the Work, including reasonable access to NOVASEP’s employees involved in the Manufacturing of Product. All BLUEBIRD personnel visiting or having access to a Facility shall agree to abide by NOVASEP’s standard policies, operating procedures and security procedures as established by NOVASEP and communicated to BLUEBIRD. BLUEBIRD shall not cause any material disruption to NOVASEP’s business and activity in carrying out such Inspection. Such access to the Facility shall be granted provided BLUEBIRD has given prior notice to NOVASEP of not less than [***] calendar days, unless otherwise specified and agreed to in the Quality Agreement, and shall be limited to [***].

3.8    Audit Rights. [***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

3.9    Regulatory Inspection. To the extent permitted by Applicable Laws, NOVASEP will permit BLUEBIRD or its agents to be present and participate in any visit or inspection by any governmental authority of the Facility (to the extent it relates in any way to any Product) or the Manufacturing Process. NOVASEP will give no less than [***] hour advance notice as possible to BLUEBIRD of any such visit or inspection. NOVASEP will provide BLUEBIRD with a copy of any report or other written communication received from such governmental authority relating to any Product, the Facility (if it relates to or affects the Development and/or Manufacture of Product) or the Manufacturing Process, within [***] Business Days after receipt, and will consult with BLUEBIRD before responding to each such communication, and shall use commercially reasonable efforts to incorporate any BLUEBIRD comments in such communication. NOVASEP will provide BLUEBIRD with a copy of its final responses within [***] Business Days after submission.

4.    PERFORMANCE

4.1    General. [***]

4.2    Subcontracting. [***]

4.3    Delivery Schedule; Forecast. [***]

5.    PRODUCT TESTING AND ACCEPTANCE

5.1    Testing by NOVASEP. All Product Manufactured under this Agreement will be Manufactured in accordance with the Manufacturing Process approved by BLUEBIRD, and with cGMP (unless otherwise expressly stated in the applicable Work Order). Each Batch of Product will be sampled and tested by NOVASEP against the Specifications, and the quality assurance department of NOVASEP will review the documentation relating to the Manufacture of the Batch and will assess if the Manufacture has taken place in compliance with cGMP and the Manufacturing Process.

5.2    Provision of Records. If, based upon such tests and documentation review, a Batch of Product conforms to the Specifications and was Manufactured according to cGMP and the Manufacturing Process, then a Certificate of Compliance will be completed and approved by the quality assurance department of NOVASEP. This Certificate of Compliance, a Certificate of Analysis, the Specifications, and a complete and accurate copy of the Batch Records, including all analytical release testing results (collectively, the “Batch Documentation”), for each Batch of Product will be delivered to BLUEBIRD in accordance with the terms of the Quality Agreement or written instructions of BLUEBIRD mutually agreed by the Parties. NOVASEP will keep available in its Facility all Records, including all raw data, reports, authorizations, certificates, methodologies, raw material specifications, standard operating procedures, standard test methods, and other documentation in the possession or under the control of NOVASEP relating to the Manufacture of each Batch of Product; and NOVASEP shall provide electronic copies of such Records upon BLUEBIRD’s written request in accordance with Section 7.1. If BLUEBIRD requires additional copies of such Batch Documentation, these will be provided by NOVASEP to BLUEBIRD at cost; provided, however, electronic copies of Batch Documentation shall be provided by NOVASEP to BLUEBIRD at no cost to BLUEBIRD.

5.3    Review of Batch Documentation Acceptance. BLUEBIRD may review the Batch Documentation for each Batch of Product. BLUEBIRD will notify NOVASEP in writing of its acceptance or rejection of such Batch within [***] days of receipt of the complete Batch Documentation relating to such Batch. During this review period, the Parties agree to respond promptly [***] to any reasonable inquiry or request for a correction or change by the other Party with respect to such Batch Documentation. BLUEBIRD has no obligation to accept a Batch if such Batch does not comply with the Specifications and/or was not Manufactured In compliance with cGMP and the Manufacturing Process.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
5.4    Disputes. In case of any disagreement between the Parties as to whether Product conforms to the applicable Specifications or cGMP, the quality assurance representatives of the Parties will attempt in good faith to resolve any such disagreement and BLUEBIRD and NOVASEP will follow their respective standard operating procedures to determine the conformity of the Product to the Specifications and cGMP. If the foregoing discussions do not resolve the disagreement in a reasonable time [***] a representative sample of such Product and/or relevant documentation will be submitted to an independent testing laboratory (in the case of an alleged failure to meet Specifications) and/or independent cGMP consultant (in the case of an alleged failure to comply with cGMP), as appropriate, that are mutually agreed upon by the Parties for tests and final determination of whether such Product conforms with such Specifications and/or cGMP. The laboratory must meet cGMP. The laboratory and consultant, as applicable, must be of recognized standing in the industry, and consent to the appointment of such laboratory and consultant will not be unreasonably withheld or delayed by either Party. Such laboratory will use the test methods contained in the applicable Specifications. The determination of conformance by such laboratory and/or cGMP consultant, as applicable, with respect to all or part of such Product will be final and binding on the Parties absent manifest error. The fees and expenses of the laboratory and/or consultant, as applicable, incurred in making such determination will be paid by the Party against whom the determination is made.

5.5    Product Non-Compliance, Delay, and Remedies. [***]

5.6    Disposition of Non-Conforming Product. The ultimate disposition of non-conforming Product will be the responsibility of BLUEBIRD’s quality assurance department.

5.7    Shipping and Delivery. NOVASEP agrees not to ship Product to BLUEBIRD or its designee until it has received a written approval from BLUEBIRD or BLUEBIRD’s designee to release and ship. NOVASEP will provide storage for such Product at no charge for up to [***] following [***], and BLUEBIRD will pay NOVASEP for any additional storage beyond such [***] in accordance with NOVASEP storage rates notified from time to time to BLUEBIRD by NOVASEP in writing. NOVASEP will ensure that each Batch will be delivered to BLUEBIRD or BLUEBIRD’s designee, (a) on the delivery date and to the destination designated by BLUEBIRD in writing and agreed to by NOVASEP in accordance with Section 4.3(b); and (b) in accordance with the Instructions for shipping and packaging specified by BLUEBIRD in the applicable Work Order or as otherwise agreed to by the Parties in writing. [***] A bill of lading will be furnished to BLUEBIRD with respect to each shipment.

6.    PROVISION OF MATERIALS

6.1    Materials. BLUEBIRD (itself or through the relevant BLUEBIRD Affiliate) shall provide NOVASEP with the required Materials for the Manufacture of Product, including [***].

6.2    Retention of Title. BLUEBIRD will at all times retain title to and ownership of the Materials, Product, any Intermediates and components of Materials or Product, and any work in process at each and every stage of the Manufacturing Process. NOVASEP will provide within the Facility an area or areas where the Materials, Product, any intermediates and components of Materials or Product, and any work in process are segregated and stored in accordance with the Specifications and cGMP, and in such a way as to be able at all times to clearly distinguish such materials from products and materials belonging to NOVASEP, or held by it for a third party’s account. [***]

6.3    Storage, Use and Handling. NOVASEP shall store and handle the Material In accordance with the Quality Agreement and any written Instructions by BLUEBIRD. NOVASEP shall use such Materials only for Manufacturing Product in accordance with the terms of this Agreement and the Quality Agreement. NOVASEP undertakes not to sell or assign such Materials without BLUEBIRD’s prior written consent. NOVASEP shall not use the Product(s) and/or the Materials In any in vivo experiments on human subjects or otherwise use the Product(s) and/or the Materials for any other purpose.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
7.    RECORDS AND QUALITY CONTROL

Records. NOVASEP will keep complete and accurate records (including reports, accounts, notes, data and records of all Information and results from performance of the Work, including Batch Documentation) of all work done by it under this Agreement, in form and substance as specified in the applicable Work Order, the Quality Agreement and this Agreement (“Records”). All such Records will be the property of BLUEBIRD and shall to the extent reasonably practicable be in the English language. In furtherance of the foregoing, at a minimum the following Records shall be in the English language, or shall contain a true and complete English language translation: (i) version controlled Master Batch Record template, and (ii) Corrective and Preventative Actions (CAPA), Deviations, and Change Controls. NOVASEP shall cooperate reasonably with BLUEBIRD on any English translations of any additional Records that BLUEBIRD (at its own expense) elects to prepare. NOVASEP may not transfer, deliver or otherwise provide any such Records to any party other than BLUEBIRD without the prior written approval of BLUEBIRD. All original Records of the Development and Manufacture of Product under this Agreement will be retained and archived by NOVASEP in accordance with cGMP and Applicable Law. Upon BLUEBIRD’s request, NOVASEP will promptly provide BLUEBIRD with copies of such Records. NOVASEP will take and retain, for such period and in such quantities as may be required by cGMP and the Quality Agreement, samples of Product from the Manufacturing Process produced under this Agreement.

7.1    Product Complaints. If either Party becomes aware of product complaint information related to the Products from Its Affiliates or Third Parties, it shall forward this Information to the other Party as soon as possible, however no later than [***] after receipt of the information, as further detailed in the Quality Agreement. Information on Product complaints shall be forwarded as it has been received, without screening, selection or processing. NOVASEP shall cooperate with any reasonable requests received from BLUEBIRD on any reply to any complainant.

7.2    Product Recalls. Each Party shall provide to the other Party within [***] hours any data or Information that would result in a recall of any Product, in accordance with the procedure defined in the Quality Agreement. Any decision for a recall of Product will be taken by the Party designated in the Quality Agreement, and the responsibility for any communication with Third Parties remain with BLUEBIRD.

7.3    Waste Disposal. The generation, collection, storage, handling, transportation, movement and release of hazardous materials and waste generated in connection with the Manufacture of Product will be the responsibility of NOVASEP at NOVASEP’s sole cost and expense. Without limiting any other applicable requirements, NOVASEP will prepare, execute and maintain, as the generator of waste, all licences, registrations, approvals, authorizations, notices, shipping documents and waste manifests required under Applicable Laws.

7.4    Safety Procedures. NOVASEP will be solely responsible for implementing and maintaining health and safety procedures for the performance of Manufacturing activities and for the handling of any materials or hazardous waste used in or generated by such Manufacturing activities. NOVASEP, in consultation with, BLUEBIRD will develop safety and handling procedures for Product; provided, however, that BLUEBIRD will have no responsibility for NOVASEP’s health and safety program.

8.    REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1    NOVASEP Representations and Warranties. NOVASEP hereby represents and warrants to BLUEBIRD that: [***]

8.2    BLUEBIRD Representations and Warranties. BLUEBIRD hereby represents and warrants to NOVASEP that: [***]

8.3    DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
PROVIDES ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, UNDER THIS AGREEMENT, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSES.

9.    PAYMENTS AND PAYMENT TERMS

9.1    Invoice. [***]

9.2    Payments. BLUEBIRD will make all payments pursuant to this Agreement in EUR by wire transfer of immediately available funds to a bank account designated in writing by NOVASEP.

9.3    Financial Records.

(a)    NOVASEP will keep accurate financial records of all Work performed under this Agreement and invoice calculations.

(b)    BLUEBIRD, at its own expense, may nominate an independent Certified Public Accountant reasonably acceptable ta NOVASEP (the “Auditor’’), who will have access to such financial records upon [***] days prior written notice to NOVASEP and during NOVASEP’s normal business hours, solely for the purpose of verifying the correctness of all such calculations. All information and materials made available to or otherwise obtained or prepared by or for the Auditor in connection with such audit shall be deemed NOVASEP’s Confidential Information and shall be subject to the Auditor’s entry, prior to conducting the audit, into a written agreement with NOVASEP containing confidentiality and restricted use obligations at least as restrictive as those set out in Section 12. [***]

(c)    In the event that BLUEBIRD is required to capitalize the Facility in accordance with U.S. Generally Accepted Accounting Principles and the Accounting Standards Codification 840-10 (and any applicable updates or successor accounting guidance promulgated by the Financial Accounting Standards Board), and solely for such purpose, NOVASEP shall cooperate with BLUEBIRD and shall provide to BLUEBIRD information reasonably necessary to permit accounting for this Agreement as a capital lease in BLUEBIRD’s financial statements, upon BLUEBIRD’s reasonable request. Such information shall be the Confidential Information of NOVASEP.

9.4    Taxes. Duty, sales, use or exercise taxes Imposed by any governmental entity that apply to the Manufacture, sale and delivery of Product will be borne by BLUEBIRD (other than taxes based upon the Income of NOVASEP).

10.    INTELLECTUAL PROPERTY

10.1    IP Definitions. The following definitions shall apply to this Agreement:

“Intellectual Property” means [***].

“NOVASEP Background Intellectual Property” means all Intellectual Property that is in possession of NOVASEP prior to the date of the signing of this Agreement, or that is developed by NOVASEP independently of this Agreement without using any Confidential Information of BLUEBIRD.

“BLUEBIRD Background Intellectual Property” means all Intellectual Property, that is in possession of BLUEBIRD prior to the date of the signing of this Agreement, or that is developed by BLUEBIRD independently of this Agreement without using any Confidential Information of NOVASEP.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Improvements” means all discoveries, inventions, developments, modifications, Innovations, updates, enhancements, improvements, writings or rights (whether or not protectable under patent, trademark, copyright or similar laws) that are conceived, discovered, invented, developed, created, made or reduced to practice in the course of and relating to the Work under this Agreement (whether individually, collectively or jointly with BLUEBIRD).

10.2    Ownership of Background Intellectual Property. NOVASEP Background Intellectual Property shall at all times remain the sole and exclusive property of NOVASEP. BLUEBIRD Background Intellectual Property shall at all times remain the sole and exclusive property of BLUEBIRD. Except as provided herein, neither Party will, as a result of this Agreement, acquire any right, title or interest in any Intellectual Property of the other Party. Except as otherwise provided expressly herein, ownership of any Intellectual Property that is developed, conceived, invented, first reduced to practice or made in connection with the performance under this Agreement shall follow inventorship, as determined under United States patent laws.

10.3    Ownership of improvements. Except as set forth herein, as between the Parties, BLUEBIRD shall own all right, title and interest in and to any and all improvements that NOVASEP develops, conceives, invents, first reduces to practice or makes (“BLUEBIRD Improvements”) pursuant to the performance of Work under this Agreement. Notwithstanding the foregoing, BLUEBIRD Improvements shall not include any Improvement that (i) is generally applicable to the development or manufacture of biological materials [***]; or (ii) is an improvement to or enhancement of, any NOVASEP Background Intellectual Property or NOVASEP Confidential Information (“NOVASEP Improvements”). NOVASEP shall own all right, title and interest in and to the NOVASEP Improvements. BLUEBIRD hereby assigns to NOVASEP the right, title and interest in and to any and all of such NOVASEP Improvements. NOVASEP hereby assigns to BLUEBIRD all of NOVASEP’s right, title and interest in and to all BLUEBIRD Improvements arising in the course of and relating to each Work Order hereunder. Each Party agrees to perform all such activities and sign, and shall cause its personnel to sign, all documents deemed reasonably necessary by the Party owning such Improvement to obtain and effectuate the rights described in this Section 10. Where any third party is involved in the Work, the Party engaging that third party will ensure that the third party assigns to it any Intellectual Property they may have in such Improvement in order to be able to give effect to the provisions of this Section 10.

(a)    Each Party shall promptly disclose to the other Party in writing all Improvements. The Party who is the sole owner of an improvement is free to use its Improvements and may take such steps as it may decide from time to time, at its expense and sole discretion, to register and maintain any protection for that Improvement, including filing and prosecuting patent applications for any Improvement, and taking any action in respect of any alleged or actual infringement of its Intellectual Property.

(b)    Each Party hereby grants the other Party [***].

11.    INDEMNIFICATION, LIABILITY, AND INSURANCE

11.1    Indemnification of BLUEBIRD. NOVASEP will indemnify BLUEBIRD, its Affiliates, and its and their respective directors, officers, employees, independent contractors, consultants and agents (the “BLUEBIRD Parties”), and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable lawyers’ fees and expenses) in connection with any and all liability suits, investigations, claims or demands (collectively, “Losses”) to the extent such Losses arise out of or result from any claim, lawsuit or other action or threat by a third party arising out of: [***].

11.2    Indemnification of NOVASEP. BLUEBIRD will indemnify NOVASEP, its Affiliates, and its and their respective directors, officers, employees, independent contractors, consultants and agents (the “NOVASEP Parties”), and defend and hold each of them harmless, from and against any and all Losses to the extent

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
such Losses arise out of or result from any claim, lawsuit or other action or threat by a third party arising out of: [***].

11.3    Indemnification Procedure.

(a)    An “Indemnitor” means the indemnifying Party pursuant to Section 11.1 or 11.2, as applicable. An “Indemnitee” means the Party that is being indemnified pursuant to Section 11.1 or 11.2, as applicable.

(b)    An Indemnitee shall promptly notify the Indemnitor in writing of any claim, lawsuit or other action or threat of which it becomes aware for which the Indemnitor might be liable under Section 11.1 or 11.2, as applicable. The Indemnitee agrees to the control of such defense by the Indemnitor to the extent permissible under Applicable Laws. The Indemnitee shall cooperate fully with, and provide Information to, Indemnitor and its legal representatives as reasonably requested in the investigation and defense of any claim, lawsuit or other action covered by this indemnification, all at the reasonable expense of the Indemnitor. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense; provided, however, that the Indemnitor will have final decision-making authority regarding all aspects of the defense of the claim, lawsuit, threat or other action.

(c)    [***].

11.4    Limitation of Liability. THE LIABILITY OF NOVASEP ARISING OUT OF ANY WORK ORDER OR WITH RESPECT TO THE PERFORMANCE THERETO SHALL BE IN ANY CASE LIMITED TO THE TOTAL OF [***].

11.5    Insurance. During the term of this Agreement and for a period of [***] of this Agreement, NOVASEP will maintain the following minimum insurance coverage with financially sound and national reputable Insurers: [***].

12.    CONFIDENTIAL INFORMATION AND DATA PROTECTION

12.1    Confidential Information.

(a)    The Receiving Party shall keep strictly confidential all Confidential Information and shall not disclose the same to a third party without prior written consent of the Disclosing Party. The foregoing obligations of confidentiality shall not apply to any portion of the Information that the Receiving Party can demonstrate by documentary evidence:

(i)    was fully in its possession prior to receipt from the Disclosing Party;

(ii)    was in the public domain at the time of receipt from the Disclosing Party;

(iii)    became part of the public domain through no fault of the Receiving Party;

(iv)    was lawfully received by the Receiving Party from a third party having a right of further disclosure and who did not, directly or indirectly, receive such Confidential Information from the Disclosing Party; or

(v)    is independently developed by the Receiving Party or its Affiliates without reference to or reliance upon Disclosing Party’s Confidential Information.

(b)    [***].

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
(c)    If the Receiving Party is required by law, regulation, rule, act, or order of any governmental authority or agency, or stock exchange, to disclose any Confidential Information, the Receiving Party will give the Disclosing Party prompt written notice of such requirement, and the Receiving Party will take all reasonable and lawful actions to avoid or minimize the degree of such disclosure. The Receiving Party will cooperate reasonably with the Disclosing Party in any efforts to seek a protective order or other similar order with respect to such Confidential Information.

(d)    Confidential Information shall not be used by the Receiving Party other than for the purpose of the Agreement. The Parties shall only disclose Confidential Information to [***].

(e)    The Receiving Party agrees that, at the other Party’s request, or upon expiration or termination of this Agreement (whatever the reason), the Receiving Party shall forthwith return to the other Party any and all parts of the Confidential Information provided in documentary form and will return or destroy any copies or other tangible embodiments thereof made by the Receiving Party; except for one copy that may be retained in a secure file (segregated from the Receiving Party’s other files) for compliance purposes only. NOVASEP will also promptly return all BLUEBIRD materials, retained samples, data, reports and other property, information and know-how in recorded form that was provided by BLUEBIRD, or developed in the performance of the Work, that are owned by or licensed to BLUEBIRD.

(f)    For the purposes of this Section 12, the BLUEBIRD Improvements shall be treated as Confidential Information of BLUEBIRD and NOVASEP Improvements shall be treated as Confidential Information of NOVASEP.

(g)    Neither Party shall, without the prior written consent of the other Party, disclose to any third party the terms of this Agreement, which shall be treated as the Confidential Information of both Parties.

(h)    These obligations of confidentiality and non-use are valid during the period of this Agreement and for a period of [***] years after its expiration or earlier termination, except in the case of trade secrets, for which the obligations of confidentiality and non-use are valid for the period of this Agreement and for as long as Disclosing Party continues to treat such Confidential Information as a trade secret or until such time as the information becomes subject to one of the exceptions under Section 12.(a)(i) to (v). Each Party agrees to indemnify the other from any loss suffered as a result of the violation of the provisions in this Section 12.

12.1    Data Protection. Each of the Parties is, and shall be, in compliance with all Applicable Laws pertaining to patient personal information and patient health information, including data safety and data protection (“Data Protection Laws”). BLUEBIRD shall not make patient personal information or patient health information available to NOVASEP which is not pseudonymized or de-identified in accordance with applicable Data Protection Laws. Each of the Parties will treat all patient personal information and patient health information (in case of NOVASEP in pseudonymized form) as Confidential Information, in accordance with this Agreement. Each Party has implemented, and shall implement, in accordance with applicable privacy and security laws all policies, privacy notices, consent forms and administrative, physical and technological safeguards that reasonably and adequately protect the personal information and patient health information of patients, including the mobilized peripheral blood from patients created, received, maintained, or transmitted under this Agreement.

13.    TERM AND TERMINATION

13.1    Term of this Agreement. The initial term of this Agreement shall commence on the Effective Date and end after a period of [***] years. Following the initial term, this Agreement shall automatically renew for additional [***] year terms, unless either Party provides the other Party with notice of non-renewal at least [***] months prior to the end of the applicable term.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
13.2    Termination by either Party.

(a)    Either Party may terminate this Agreement with immediate effect upon written notice to the other Party:

(i)    By written notice to the other Party, for material breach of this Agreement, by the other Party, if such breach (where capable of remedy) has not been remedied within [***] days of receipt of written notice from the terminating Party specifying the breach; provided, however, that if such breach is not capable of being cured within such [***] period and the breaching Party has commenced and diligently continued actions to cure such breach within such [***] period, except in the case of a payment default, the cure period shall be extended to [***] days, so long as the breaching Party is making diligent efforts to cure such breach. Such termination shall be effective upon expiration of such cure period.

(ii)    The other Party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency law (which proceedings remain undismissed for sixty (60) days); or

(iii)    In the case of a Force Majeure, in accordance with Section 18.2.

13.3    Termination by BLUEBIRD.

(a)    BLUEBIRD is entitled to terminate this Agreement: [***].

(b)    In addition, BLUEBIRD may terminate any Work Order for convenience with prior written notice of at least [***] days.

(c)    If this Agreement has been terminated by BLUEBIRD pursuant to Section 13.3(a)(i), all Reservation Fee and Reservation Fee Supplements paid to NOVASEP shall be refunded by NOVASEP to BLUEBIRD.

(d)    If this Agreement has been terminated by BLUEBIRD pursuant to Section 13.3(a)(ii) in order to compensate NOVASEP for its capacity reservation costs and other expenses, BLUEBIRD shall:

(i)    forfeit any right to receive a refund or credit of. or otherwise recover the Reservation Fee and Reservation Fee Supplement paid to NOVASEP; provided, however, for the sake of clarity. this Section 13.3(d)(i) does not affect refundability, credibility or other recovery rights prior to effectiveness of the termination; and

(ii)    pay to NOVASEP a termination fee equal to (A) prior to January 1, 2021. any remaining payments pursuant to any then-effective Work Orders (including purchase orders thereunder), and (B) beginning January 1, 2021, based on the price of Product covered by the Binding Forecast, as of the date of the termination notice.

(e)    [***]

(f)    [***]

(g)    [***]

This subsection (g) shall not apply in the event any Work Orders are terminated in connection with the termination of this Agreement.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

13.4    Effect of Termination.

(a)    Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to such termination. Such termination will not relieve a Party of obligations that are expressly indicated to survive the termination of this Agreement.

(b)     NOVASEP, upon receipt of a termination notice by BLUEBIRD, will promptly cease performance of the applicable Work and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, NOVASEP will use its commercially reasonable efforts to: [***]

(c)    Upon termination of this Agreement or of a pending or outstanding Work Order, BLUEBIRD shall [***].

(d)    [***]

14.    COMPLIANCE, ANTI-BRIBERY AND ANTI-CORRUPTION

14.1    Compliance. Either Party shall act in full compliance with all Applicable Laws, including all applicable labor, tax and social insurance law and Industrial safety regulations with regard to its employees involved in the performance of this Agreement. NOVASEP shall ensure by appropriate contractual arrangements and supervision that any approved subcontractors act in full compliance with the aforementioned Applicable Laws. NOVASEP agrees to comply with the reasonable, written instructions of BLUEBIRD and/or its Affiliates with respect to the Applicable Laws relating to the import, export or re-export of the Materials and/or Product, provided that where NOVASEP complies with such instructions, BLUEBIRD shall be responsible for the import, export or re-export of the Materials and/or Products.

14.2    Representation and Warranty. Each Party represents and warrants that it, [***].

14.3    Reporting. NOVASEP shall report any suspicion of past, current or potential violations of Section 14.2 immediately to the other Party, to the extent permitted by Applicable Law. If a Party is in doubt whether a certain act violates its obligations under this Section, such Party shall contact the other Party and shall delay the decision before taking the action.

14.4    Audit Right. The audit rights of BLUEBIRD under Section 3.8 and Section 9.3(a) encompass the relevant records ensuring compliance with this Section 14.

14.5    Consequences of Violation. Any uncured or incurable violation of this Section 14 shall constitute a material breach of this Agreement.

15.    ADDRESSES FOR NOTICES AND INVOICES

15.l    Notices. All notices to be given under the Agreement shall be in writing in English and left at or sent by first class registered or recorded delivery mail, prepaid recognized next Business Day or express delivery service, or fax to the address for such Party set forth below or to such other address as the Party concerned may from time to time designate by notice pursuant hereto. Notices will be effective upon receipt.

[***]

15.2    Invoices. Invoices from NOVASEP to BLUEBIRD shall be sent to invoices@bluebirdbio.com

15.3    Changes. Furthermore, the above addresses and fax numbers shall be applicable for the purpose of service until such time as one of the Parties informs the other(s) in writing of any change.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

16.    GOVERNING LAW, DISPUTE RESOLUTION

16.1    This Agreement shall be entirely and exclusively interpreted and enforced in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions which would dictate the application of the law of another jurisdiction. The Parties expressly reject any application to this Agreement of (a) the United Nations Convention on Contracts for the International Sale of Goods; and (b) the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol, done at Vienna on April 11, 1980.

16.2    In case of disputes between the Parties arising from the enforcement and/or the interpretation of the Agreement, the Parties shall try to settle such dispute amicably and rapidly. It is expressly agreed between the Parties that if no settlement can be found between them within a reasonable period of time, and in any case no later than two (2) months following the receipt by one Party of the written claim of the other Party, then any action, suit or other proceeding arising out of this Agreement shall be decided by binding arbitration. The arbitration hearing shall be before a panel of three (3) neutral, independent arbitrators. The arbitration hearing will be conducted in London, England or in some other mutually agreeable location, and will be in the English language (with translations and interpretations as reasonable for the presentation of evidence and/or conduct of the arbitration). The arbitration will be conducted under the International Rules of the American Arbitration Association.

17.    GENERAL PROVISIONS

17.1    No Independent Contractor. Each Party is an independent contractor and neither is the agent of the other. Neither Party is authorized, nor will undertake, to bind the other Party in any way as agent, partner, joint venture or otherwise, whether in the name of NOVASEP or BLUEBIRD or otherwise neither NOVASEP nor any person or entity employed, contracted, or otherwise utilized by NOVASEP for any purposes will be deemed to be an employee, representative or agent of BLUEBIRD.

17.2    Assignment. This Agreement is binding upon and for the benefit of the undersigned Parties, their successors and assigns. The Parties are not entitled to assign or sub-contract any of their obligations under this Agreement without the other Party’s prior written consent, except in case of subcontracting, transfer or assignment to one of their Affiliates; provided, however, that BLUEBIRD may assign this Agreement without such consent in connection with the transfer or sale of all or substantially all of Its assets or the line of business or Product to which this Agreement relates, or to a successor entity or acquirer in the event of a merger, consolidation or change of control.

17.3    Force Majeure.

(a)    In this Agreement, “Force Majeure” means in relation to either Party, any circumstances beyond the reasonable control and without the fault or negligence of that Party.

(b)    The following events are (but not exclusively) considered events of Force Majeure: [***].

(c)    If any Force Majeure occurs in relation to either Party which affects or may affect the performance of any of its obligations under this Agreement, it shall promptly notify the other Party forthwith in writing as to the nature and extent of the circumstances in question.

(d)    Neither Party shalt be deemed to be in breach of this Agreement, or shall be otherwise liable to the other Party, by reason only of any delay in performance, or the non-performance of any of its obligations hereunder, to the extent that the delay or non-performance is due to any Force Majeure of which it has duly notified the other Party, and the time for performance of that obligation shall be extended accordingly. The Party affected by the Force Majeure will use commercially reasonable efforts to resume performance or mitigate the effects of the Force Majeure as quickly

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
as practicable and to give the other Party prompt written notice when it is again fully able to perform such obligations.

(e)    If the performance by either Party of any of its obligations under this Agreement is prevented or delayed by Force Majeure for a continuous period in excess of [***], the Parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable in the circumstances.

(f)    If the performance by either Party of any of its obligations under this Agreement is prevented or delayed by Force Majeure for [***], then the other Party shall in its discretion have the right to terminate this Agreement forthwith upon written notice.

17.4    Headings. Headings in this Agreement shall be for convenience only and shall not affect the interpretation of the Agreement.

17.5    Severability. If any provisions of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect. In such event, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of Applicable Law or applicable court decisions.

17.6    Survival. The provisions of Sections 1, 5.5, 6, 7, 8.3, 9.3(c), 10, 11, 12, 13.3(c) to (g) inclusive, 13.4, 15.1, 16, and 17, the applicable definitions and provisions of the applicable Quality Agreement shall survive the expiration or termination of this Agreement, together with any provisions of this Agreement that explicitly survive in accordance with its terms or are necessary to give effect to any provision surviving this Agreement.

17.7    Entire Agreement. This Agreement, along with its appendices, if any, and that certain Mutual Confidentiality Agreement dated July 31, 2015 between the Parties shall constitute the entire agreement between the Parties with respect to the subject matter hereof, and it is expressly agreed that any and all other prior understandings er agreements between the Parties relating to the subject matter of this Agreement, whether oral or written, including but not limited to the LOA are superseded by this Agreement. Notwithstanding the foregoing, the Clinical Supply Agreement remains in full force and effect in accordance with its terms, except to the extent inconsistent with any provision of this Agreement relating to the performance of Work in the Facility, in which case this Agreement shall govern and control.

17.8    Waiver; Amendments. It is understood and agreed between the Parties that no failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The terms and conditions set forth in the Agreement and its appendices may only be modified in a subsequent writing signed by the Parties.

[remainder of page intentionally left blank]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

bluebird bio, Inc.		Henogen SA

	/s/ Jason F. Cole		/s/ Pierre Lunel
Name:	Jason F. Cole	Name:	Pierre Lunel
Title:	Chief Legal Officer	Title:	Chief Executive Officer
Date:	10 Nov 2017	Date:	13 Nov 2017

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
EXHIBIT A
[***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
EXHIBIT B
[***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT TO THE COMMERCIAL MANUFACTURING
SERVICES AGREEMENT

This Amendment to the Commercial Manufacturing Services Agreement (“Amendment”) is made effective as of November 3, 2022 (the “Amendment Effective Date”) by and between bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Boulevard, Somerville, MA 02145, USA, (“BLUEBIRD”), and Henogen SA, a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, Belgium (“NOVASEP”), each a “Party” and collectively, as context requires, referred to herein as the “Parties.”

RECITALS

A.    The Parties entered into a Commercial Manufacturing Services Agreement, effective as of November 3, 2017 (“Agreement”); and

B.    The Parties now desire to modify and amend the Agreement and further extend the term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.    Defined terms in this Amendment shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

2.    Amendment to Section 4.3. Section 4.3 of the Agreement is hereby deleted in its entirety.

3.    Amendment to Section 13.1. Section 13.1 of the Agreement is hereby deleted and replaced with the following:

“The term of this Agreement shall commence on November 3, 2017 and end on June 30, 2023, unless otherwise agreed upon by the Parties.”

4.    Continuing Effect of the Agreement. Except as expressly provided in this Amendment, the Agreement shall remain unchanged and in full force and effect; provided, however, that nothing contained in the Agreement shall have the effect of preventing or limiting, in any way, the terms of this Amendment. If any conflict arises between the terms of this Amendment and the terms of the Agreement, this Amendment shall govern as to the conflicting terms.

5.    Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes.

1

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Signed for and on behalf of:		Signed for and on behalf of:
bluebird bio, Inc.		Henogen SA

	/s/ Anne Kantardjieff		/s/ Guillaume Moreale
Name:	Anne Kantardjieff	Name:	Guillaume Moreale
Title:	Vice President, Manufacturing	Title:	General Manager
Date:	21-Dec-2022	Date:	19 December 2022

2

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT #2 TO THE COMMERCIAL MANUFACTURING
SERVICES AGREEMENT

This Amendment #2 to the Commercial Manufacturing Services Agreement (“Amendment #2”) is made effective as of June 5, 2023 (the “Amendment #2 Effective Date”) by and between bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Boulevard, Somerville, MA 02145, USA, (“BLUEBIRD”), and Henogen SRL (formerly Henogen SA), a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, Belgium (“NOVASEP”), each a “Party” and collectively, as context requires, referred to herein as the “Parties.”

RECITALS

A.    The Parties entered into a Commercial Manufacturing Services Agreement, effective as of November 3, 2017 as amended on November 3, 2022 (“Agreement”); and

B.    The Parties now desire to modify and amend the Agreement to further extend the term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.    Defined terms in this Amendment #2 shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

2.    Amendment to Section 13.1. Section 13.1 of the Agreement is hereby deleted and replaced with the following:

“The term of this Agreement shall commence on November 3, 2017 and end on December 31, 2023, unless otherwise agreed upon by the Parties.”

3.    Continuing Effect of the Agreement. Except as expressly provided in this Amendment #2, the Agreement shall remain unchanged and in full force and effect; provided, however, that nothing contained in the Agreement shall have the effect of preventing or limiting, in any way, the terms of this Amendment #2. If any conflict arises between the terms of this Amendment #2 and the terms of the Agreement, this Amendment #2 shall govern as to the conflicting terms.

4.    Execution in Counterparts. This Amendment #2 may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment #2 and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Amendment #2 as to the parties hereto and may be used in lieu of the original Amendment #2 for all purposes.

1

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Signed for and on behalf of:		Signed for and on behalf of:
bluebird bio, Inc.		Henogen SRL

	/s/ Anne Kantardjieff		/s/ Guillaume Moreale
Name:	Anne Kantardjieff	Name:	Guillaume Moreale
Title:	Vice President, Manufacturing	Title:	General Manager VVBE
Date:	11-Jul-2023	Date:	30 June 2023

2

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT #3 TO THE COMMERCIAL MANUFACTURING
SERVICES AGREEMENT

This Amendment #3 to the Commercial Manufacturing Services Agreement (“Amendment #3”) is made effective as of December 13, 2023 (the “Amendment #3 Effective Date”) by and between bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Boulevard, Somerville, MA 02145, USA, (“BLUEBIRD”), and Henogen S.R.L., a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, Belgium (“NOVASEP”), each a “Party” and collectively, as context requires, referred to herein as the “Parties.”

RECITALS

A.    The Parties entered into a Commercial Manufacturing Services Agreement, effective as of November 3, 2017, as amended on November 3, 2022 and June 5, 2023, (“Agreement”); and

B.    The Parties now desire to modify and amend the Agreement to further extend the term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.    Defined terms in this Amendment #3 shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

2.    Amendment to Section 13.1. Section 13.1 of the Agreement is hereby deleted and replaced with the following:

“The term of this Agreement shall commence on November 3, 2017, and end on March 31, 2024, unless otherwise agreed upon by the Parties.”

3.    Continuing Effect of the Agreement. Except as expressly provided in this Amendment #3, the Agreement shall remain unchanged and in full force and effect; provided, however, that nothing contained in the Agreement shall have the effect of preventing or limiting, in any way, the terms of this Amendment #3. If any conflict arises between the terms of this Amendment #3 and the terms of the Agreement, this Amendment #3 shall govern as to the conflicting terms.

4.    Execution in Counterparts. This Amendment #3 may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment #3 and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Amendment #3 as to the parties hereto and may be used in lieu of the original Amendment #3 for all purposes.

1

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Signed for and on behalf of:		Signed for and on behalf of:
bluebird bio, Inc.		Henogen S.R.L.

	/s/ Anne Kantardjieff		/s/ Cedric Volanti
Name:	Anne Kantardjieff	Name:	Cedric Volanti
Title:	Vice President, Manufacturing	Title:	Vice-President and General Manager
Date:	21-Dec 2023	Date:	20 December 2023

2

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT #4 TO THE COMMERCIAL MANUFACTURING
SERVICES AGREEMENT

This Amendment #4 to the Commercial Manufacturing Services Agreement (“Amendment #4”) is made effective as of March 25, 2024 (the “Amendment #4 Effective Date”) by and between bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Boulevard, Somerville, MA 02145, USA, (“BLUEBIRD”), and Henogen S.R.L., a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, Belgium (“NOVASEP”), each a “Party” and collectively, as context requires, referred to herein as the “Parties.”

RECITALS

A.    The Parties entered into a Commercial Manufacturing Services Agreement, effective as of November 3, 2017, as amended on November 3, 2022, June 5, 2023, and December 13, 2023 (“Agreement”); and

B.    The Parties now desire to modify and amend the Agreement to further extend the term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.Defined terms in this Amendment #4 shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

2.Amendment to Section 13.1. Section 13.1 of the Agreement is hereby deleted and replaced with the following:

“The term of this Agreement shall commence on November 3, 2017, and end on June 1, 2024, unless otherwise agreed upon by the Parties.”

3.Continuing Effect of the Agreement. Except as expressly provided in this Amendment #4, the Agreement shall remain unchanged and in full force and effect; provided, however, that nothing contained in the Agreement shall have the effect of preventing or limiting, in any way, the terms of this Amendment #4. If any conflict arises between the terms of this Amendment #4 and the terms of the Agreement, this Amendment #4 shall govern as to the conflicting terms.

4.Execution in Counterparts. This Amendment #4 may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment #4 and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Amendment #4 as to the parties hereto and may be used in lieu of the original Amendment #4 for all purposes.

1

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Signed for and on behalf of:		Signed for and on behalf of:
bluebird bio, Inc.		Henogen S.R.L.

By:	/s/ Anne Kantardjieff	By:	/s/ Bernard Jacques
Name:	Anne Kantardjieff	Name:	Bernard Jacques
Title:	Vice President, Manufacturing	Title:	General Manager VVS EU (Henogen SRL)
Date:	26-Mar-2024	Date:	26-mars-2024

2

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT #5 TO THE COMMERCIAL MANUFACTURING
SERVICES AGREEMENT

This Amendment #5 to the Commercial Manufacturing Services Agreement (“Amendment #5”) is made effective as of June 1, 2024 (the “Amendment #5 Effective Date”) by and between bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Boulevard, Somerville, MA 02145, USA, (“BLUEBIRD”), and Henogen S.R.L., a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, Belgium (“NOVASEP”), each a “Party” and collectively, as context requires, referred to herein as the “Parties.”

RECITALS

A.    The Parties entered into a Commercial Manufacturing Services Agreement, effective as of November 3, 2017, as amended on November 3, 2022, June 5, 2023, December 13, 2023, and March 25, 2024 (“Agreement”); and

B.    The Parties now desire to modify and amend the Agreement to further extend the term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.Defined terms in this Amendment #5 shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

2.Amendment to Section 13.1. Section 13.1 of the Agreement is hereby deleted and replaced with the following:

“The term of this Agreement shall commence on November 3, 2017, and end on July 1, 2024, unless otherwise agreed upon by the Parties.”

3.Continuing Effect of the Agreement. Except as expressly provided in this Amendment #5, the Agreement shall remain unchanged and in full force and effect; provided, however, that nothing contained in the Agreement shall have the effect of preventing or limiting, in any way, the terms of this Amendment #5. If any conflict arises between the terms of this Amendment #5 and the terms of the Agreement, this Amendment #5 shall govern as to the conflicting terms.

4.Execution in Counterparts. This Amendment #5 may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment #5 and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Amendment #5 as to the parties hereto and may be used in lieu of the original Amendment #5 for all purposes.

1

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Signed for and on behalf of:		Signed for and on behalf of:
bluebird bio, Inc.		Henogen S.R.L.

By:	/s/ Anne Kantardjieff	By:	/s/ Bernard Jacques
Name:	Anne Kantardjieff	Name:	Bernard Jacques
Title:	Vice President, Manufacturing	Title:	General Manager VVS EU (Henogen SRL)
Date:	06-Jun-2024	Date:	03 juin 2024 | 05:35 PDT

2

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT #6 TO THE COMMERCIAL MANUFACTURING
SERVICES AGREEMENT

This Amendment #6 to the Commercial Manufacturing Services Agreement (“Amendment #6”) is made effective as of July 1, 2024 (the “Amendment #6 Effective Date”) by and between bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Boulevard, Somerville, MA 02145, USA, (“BLUEBIRD”), and Henogen S.R.L., a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, Belgium (“NOVASEP”), each a “Party” and collectively, as context requires, referred to herein as the “Parties.”

RECITALS

A.    The Parties entered into a Commercial Manufacturing Services Agreement, effective as of November 3, 2017, as amended on November 3, 2022, June 5, 2023, December 13, 2023, March 25, 2024, and June 1, 2024 (“Agreement”); and

B.    The Parties now desire to modify and amend the Agreement to further extend the term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.Defined terms in this Amendment #6 shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

2.Amendment to Section 13.1. Section 13.1 of the Agreement is hereby deleted and replaced with the following:

“The term of this Agreement shall commence on November 3, 2017, and end on August 1, 2024, unless otherwise agreed upon by the Parties.”

3.Continuing Effect of the Agreement. Except as expressly provided in this Amendment #6, the Agreement shall remain unchanged and in full force and effect; provided, however, that nothing contained in the Agreement shall have the effect of preventing or limiting, in any way, the terms of this Amendment #6. If any conflict arises between the terms of this Amendment #6 and the terms of the Agreement, this Amendment #6 shall govern as to the conflicting terms.

4.Execution in Counterparts. This Amendment #6 may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment #6 and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Amendment #6 as to the parties hereto and may be used in lieu of the original Amendment #6 for all purposes.

1

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Signed for and on behalf of:		Signed for and on behalf of:
bluebird bio, Inc.		Henogen S.R.L.

By:	/s/ Anne Kantardjieff	By:	/s/ Bernard Jacques
Name:	Anne Kantardjieff	Name:	Bernard Jacques
Title:	Vice President, Manufacturing	Title:	General Manager VVS EU Henogen
Date:	27-Jun-2024	Date:	09 juillet 2024 | 01:42 PDT

2

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT #7 TO THE COMMERCIAL MANUFACTURING
SERVICES AGREEMENT

This Amendment #7 to the Commercial Manufacturing Services Agreement (“Amendment #7”) is made effective as of August 1, 2024 (the “Amendment #7 Effective Date”) by and between bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Boulevard, Somerville, MA 02145, USA, (“BLUEBIRD”), and Henogen S.R.L., a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, Belgium (“NOVASEP”), each a “Party” and collectively, as context requires, referred to herein as the “Parties.”

RECITALS

A.    The Parties entered into a Commercial Manufacturing Services Agreement, effective as of November 3, 2017, as amended on November 3, 2022, June 5, 2023, December 13, 2023, March 25, 2024, June 1, 2024, and July 1, 2024 (“Agreement”); and

B.    The Parties now desire to modify and amend the Agreement to further extend the term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.Defined terms in this Amendment #7 shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

2.Amendment to Section 13.1. Section 13.1 of the Agreement is hereby deleted and replaced with the following:

“The term of this Agreement shall commence on November 3, 2017, and end on September 1, 2024, unless otherwise agreed upon by the Parties.”

3.Continuing Effect of the Agreement. Except as expressly provided in this Amendment #7, the Agreement shall remain unchanged and in full force and effect; provided, however, that nothing contained in the Agreement shall have the effect of preventing or limiting, in any way, the terms of this Amendment #7. If any conflict arises between the terms of this Amendment #7 and the terms of the Agreement, this Amendment #7 shall govern as to the conflicting terms.

4.Execution in Counterparts. This Amendment #7 may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment #7 and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Amendment #7 as to the parties hereto and may be used in lieu of the original Amendment #7 for all purposes.
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1

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Signed for and on behalf of:		Signed for and on behalf of:
bluebird bio, Inc.		Henogen S.R.L.

By:	/s/ Kasra Kasraian	By:	/s/ Bernard Jacques
Name:	Kasra Kasraian	Name:	Bernard Jacques
Title:	SVP- Pharmaceutical Development & Technology	Title:	General Manager VVS EU Henogen
Date:	07-Aug-2024	Date:	01 août 2024 | 09:39 PDT

2

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT #8 TO THE COMMERCIAL MANUFACTURING
SERVICES AGREEMENT

This Amendment #8 to the Commercial Manufacturing Services Agreement (“Amendment #8”) is made effective as of September 1, 2024 (the “Amendment #8 Effective Date”) by and between bluebird bio, Inc., a Delaware corporation having an office at 455 Grand Union Boulevard, Somerville, MA 02145, USA, (“BLUEBIRD”), and Henogen S.R.L., a Belgian corporation having its registered address at 12 rue des Professeurs Jeener et Brachet, B-6041 Gosselies, Belgium (“NOVASEP”), each a “Party” and collectively, as context requires, referred to herein as the “Parties.”

RECITALS

A.    The Parties entered into a Commercial Manufacturing Services Agreement, effective as of November 3, 2017, as amended on November 3, 2022, June 5, 2023, December 13, 2023, March 25, 2024, June 1, 2024, July 1, 2024, and August 1, 2024 (“Agreement”); and

B.    The Parties now desire to modify and amend the Agreement to further extend the term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.Defined terms in this Amendment #8 shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

2.Amendment to Section 13.1. Section 13.1 of the Agreement is hereby deleted and replaced with the following:

“The term of this Agreement shall commence on November 3, 2017, and end on September 15, 2024, unless otherwise agreed upon by the Parties.”

3.Continuing Effect of the Agreement. Except as expressly provided in this Amendment #8, the Agreement shall remain unchanged and in full force and effect; provided, however, that nothing contained in the Agreement shall have the effect of preventing or limiting, in any way, the terms of this Amendment #8. If any conflict arises between the terms of this Amendment #8 and the terms of the Agreement, this Amendment #8 shall govern as to the conflicting terms.

4.Execution in Counterparts. This Amendment #8 may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment #8 and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Amendment #8 as to the parties hereto and may be used in lieu of the original Amendment #8 for all purposes.

1

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Signed for and on behalf of:		Signed for and on behalf of:
bluebird bio, Inc.		Henogen S.R.L.

By:	/s/ Kasra Kasraian	By:	/s/ Bernard Jacques
Name:	Kasra Kasraian	Name:	Bernard Jacques
Title:	SVP- Pharmaceutical Development & Technology	Title:	General Manager VVS EU (Henogen SRL)
Date:	23-Aug-2024	Date:	26 août 2024
2